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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2011

SUN HYDRAULICS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida		34243
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 941-362-1200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on June 6, 2011. At the meeting, the following actions were taken by the shareholders:

Christine L. Koski and David N. Wormley were elected as Directors, to serve until the Annual Meeting in the year 2014, until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The votes cast for and withheld were as follows:

	Voted For	Withheld	Non Votes
Christine L. Koski	14,079,051	362,877	1,864,130
David N. Wormley	14,214,999	226,929	1,864,130

The shareholders approved an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share to 40,000,000 shares. The voting on the amendment was as follows:

FOR	15,190,567
AGAINST	1,055,283
ABSTAIN	60,208
BROKER NON-VOTES	0

The ratification of the appointment of Mayer Hoffman McCann P.C. as the independent registered certified public accounting firm to report upon the financial statements of the Company for the year ended December 31, 2011. The voting on the ratification was as follows:

FOR	16,119,689
AGAINST	77,644
ABSTAIN	108,725
BROKER NON-VOTES	0

The Advisory Vote on Executive Compensation

FOR	14,074,647
AGAINST	271,165
ABSTAIN	96,116
BROKER NON-VOTES	1,864,130

The Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

1 Year	13,511,166
2 Years	74,725
3 Years	795,764
Abstain	60,273
Non Votes	1,864,130

The board recommended, and a majority of the votes cast at the meeting approved, an annual vote on executive compensation. Therefore, the Company will submit executive compensation to the shareholders on an annual basis until the issue of the frequency of such vote is again brought before the shareholders.

Item 8.01	Other Events

On June 9, 2011, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing (1) a 50% stock dividend (three shares for two shares) payable on July 15, 2011, to shareholders of record as of June 30, 2011, to be immediately followed by (2) a $0.09 per share cash dividend on its common stock, payable on July 15, 2011, to shareholders of record as of June 30, 2011 (or the equivalent of $0.135 per share on a pre-split basis). Cash will be paid in lieu of any fractional share to which a shareholder may be entitled as a result of the stock dividend.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Articles of Amendment to Articles of Incorporation effective June 8, 2011.

99.1	Press release dated June 9, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: June 9, 2011